Filed pursuant to Rule 497(e)
Registration Nos. 333-179562; 811-22668

Deep Value ETF (DVP)
a series of ETF Series Solutions

July 2, 2018

Supplement to the Summary Prospectus, Prospectus, and
Statement of Additional Information (“SAI”)
dated December 31, 2017

Effective immediately, the Deep Value ETF’s (the “Fund”) index provider is DVP Holdings, LLC (the “Index Provider”), a wholly-owned subsidiary of the Fund’s former index provider.
Also, effective immediately, the Index Provider has changed the name of the Fund’s underlying index (the “Index”) from the TWM Deep Value Index to the Deep Value Index. Accordingly, all references to the Index’s name within the Summary Prospectus, Prospectus, and SAI are revised to refer to the Deep Value Index. All other aspects of the Index remain the same.
Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI for future reference.